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                                                        Exhibit 10(b)

                  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion, in this Registration Statement under the Investment Company Act of 1940 filed on Form N-4, of our report dated February 11, 1998, on our audits of the financial statements and financial statement schedules of American Foundation Life Insurance Company. We also consent to the reference to our Firm under the caption "Experts."



                                                    COOPERS & LYBRAND L.L.P.


Birmingham, Alabama
April 13, 1998